Stockholder's Equity	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Stockholder's Equity
STOCKHOLDER'S EQUITY
The Board of Directors of the Company has authorized 1,000,000 shares of common stock with a par value of $5 per share. All shares are issued and outstanding as of December 31, 2019 and 2018 and are owned by the Parent (see Note 1 to the Financial Statements). The Company paid dividends of $27.0 million, $15.0 million and $61.0 million during the years ended December 31, 2019, 2018 and 2017, respectively. The dividends in 2019 and 2018 were paid in cash. The dividends paid in 2017 consisted of cash of $1.9 million and investments of $59.1 million.
As described in Note 7, the Company, under state regulatory requirements, is not able to pay any dividends in 2020 without permission from the Kansas Insurance Department.